Exhibit 10.88

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE | PAGE 1 OF 1 PAGES

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
0009	See Block 16C		

6. ISSUED BY CODE ASPR-BARDA

ASPR-BARDA
200 Independence Ave., S.W.
Room 640-G
Washington DC 20201

7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA01

ASPR-BARDA
330 Independence Ave, SW, Rm G644
Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

BIOCRYST PHARMACEUTICALS, INC. 726613
BIOCRYST PHARMACEUTICALS, INC.
4505 EMPEROR BLVD STE 200
DURHAM NC 277038457

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

x 10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSO100201500007C

10B. DATED (SEE ITEM 13)
03/27/2015

CODE 726613 FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Mutual Agreement of the Parties and FAR 52.217-7

E. IMPORTANT: Contractor ☒ is not. ☐ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 62-1413174
DUNS Number: 618194609
A. The following Attachments are deleted in their entirety and replaced with the following:

1. Attachment 1, Statement of Work, dated Nov. 3, 2017 (20 pages)
2. Attachment 2, Milestone and Deliverables Chart, dated Nov. 3, 2017 (5 pages)

B. This change does not increase the period of performance of the Base Period or any Options exercised under this contract. All other terms and conditions of the contract remain unchanged.
Period of Performance: 03/31/2015 to 10/31/2018

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
		THOMAS P. HASTINGS	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
(Signature of person authorized to sign)		(Signature of Contracting Officer)	

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

ATTACHMENT 1

Statement of Work

BCX4430 NDA Enabling CMC and Non-Clinical Toxicology Studies

PREAMBLE

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work submitted in response to the BARDA Broad Agency Announcement (BAA) CBRN-BAA-10-100-SOL-00013.

The Government reserves the right to modify the milestones, progress, schedule, budget, or deliverables to add or delete deliverables, process, or schedules if the need arises. Because of the nature of this research and development (R&D) contract and the complexities inherent in this and prior programs, at designated milestones the Government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made.

OVERALL OBJECTIVES AND SCOPE

The overall objective of this contract is to advance the development of BCX4430, a novel small molecule nucleoside with broad spectrum antiviral activity being developed for diseases caused by RNA pathogens. BCX4430, an inhibitor of viral RNA- dependent RNA polymerase (RdRp), is the lead compound in our broad-spectrum antiviral program to meet the need for a parenteral, direct-acting antiviral medical countermeasure (MCM) having efficacy across multiple viruses. The scope of work for this contract includes preclinical and manufacturing development activities that fall into the following areas: manufacturing of clinical trial material, manufacturing process improvements and development, non-clinical toxicology studies; and all associated regulatory, quality assurance, management, and administrative activities. The R&D effort will contribute toward an NDA filing for BCX4430. Overall, this Statement of Work (SOW) focuses on:

•	Drug substance (DS) and drug product (DP) manufacturing process development activities that will be conducted at US based facilities, which will result in the ability to consistently produce high quality, GMP compliant material and deliver drug supply that could be available for deployment as a medical countermeasure and support future clinical and non-clinical studies

•	Nonclinical development activities to advance the intramuscular (IM) and intravenous (IV) formulation through NDA-enabling toxicology including * * * and * * * studies in the * * * and * * *

HHS0100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

BASE: MANUFACTURE OF CLINICAL TRIAL MATERIAL

Duration: 60 months

Drug Substance and Drug Product GMP manufacturing by US suppliers to support non-clinical and clinical activities. Drug Substance will be produced following an * * * starting with * * * , which will be used as the starting material to produce GMP BCX4430. Drug Substance will also be produced using an * * * GMP BCX4430. Previous campaigns of GMP BCX4430 have produced between * * * to * * * per batch. The scope of work under this option will target up to a 5-fold increase in the GMP BCX4430 batch size.

The primary objectives will be to:

•	Produce a total off * * * batches of GMP BCX4430 drug substance following the * * * .

•	Produce * * * of * * * of non-GMP BCX4430 and * * * of GMP BCX4430 using the * * *

•	Conduct further optimization of the * * *

•	Conduct drug product process improvements that will be focused on validation of analytical methods, stress testing, stability studies, and process design space optimization

•	Conduct Drug Product * * * formulation development studies to develop a * * * process that can be scaled to a manufacturing facility

1.1.	Procurement of Starting Materials

The contractor shall procure enough starting materials to produce up to a total of * * * of * * * of the current manufacturing process of BCX4430. The key starting materials to be procured are * * * and * * * . In addition, the contractor shall procure sufficient starting materials to produce * * * of non-GMP BCX4430 and * * * of GMP BCX4430 using the * * * .

1.1.1.	Procurement of Starting Materials to produce * * *

The contractor shall procure * * * of * * * and * * * of * * * for the manufacture of * * * to support an initial campaign (WBS 1.4.1 and 1.4.2) of manufacturing * * * batches of BCX4430 followed by * * * of BCX4430 (Clinical Trial Material Batch * * * WBS1.7.1) using the * * * .

HHS0100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

1.1.2.	Procurement of Starting Materials to produce * * * BCX4430 Drug Substance

The contractor shall procure sufficient quantities of selected starting materials to support an initial campaign of manufacturing * * * of BCX4430 using the * * * .

1.2.	Further Process Improvements

The contractor shall conduct further process improvements that may be identified focused on improving the existing plant-scale processes following generally the same * * * .

1.2.1	Conduct Process Improvements

The contractor shall conduct the process improvements with existing plant-scale processes.

1.2.2	Determination that Process is Sufficient to move to Commercial Scale up

The contractor shall evaluate the processes developed and provide sufficient information through a deliverable that will enable BARDA to determine that the * * * process is sufficient to move to commercial scale-up activities.

1.3.	Manufacture of * * * at * * *

* * * will be utilized as the starting material for the manufacture of BCX4430 in accordance with GMP guidance.

1.3.1.	Manufacture of the * * * batch of * * *

The contractor shall target producing between a * * * batch using * * * .

HHS0100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

1.3.2.	Manufacture of * * * Batches * * *

Based on the performance of the * * * batch of * * * , additional lab-scale studies and a qualification run will be conducted to improve the * * * process. This process will then be incrementally scaled-up in the plant.

1.3.2.1.	Manufacture of the * * * batch of * * *

The contractor shall produce approximately * * * per batch using the * * * .

1.3.2.2.	Manufacture of the * * * batch of * * *

The contractor shall target produce approximately * * * per batch using the * * * .

1.4.	Manufacturing Campaign of GMP BCX4430

The contractor shall produce * * * batches of BCX4430 at * * * in compliance with GMP.

1.4.1.	Manufacturing of the * * * batch of GMP BCX4430

The contractor shall produce and release approximately * * * of GMP BCX4430 utilizing the * * * process for making BCX4430 starting with the * * * batch (* * * ) of * * * .

1.4.2.	Manufacturing of the * * * batch of GMP BCX4430

The contractor shall produce and release approximately * * * of GMP BCX4430 utilizing the * * * process for making BCX4430 starting with the recovered portion of the * * * batch (* * * ) of * * * . NOTE: This quantity is dependent on the amount and quality of * * * isolated during the recovery of * * * .

1.4.3.	Drug Substance Stability Studies

The contractor shall place samples from DS batch and * * * GMP DS batch of BCX4430 on a * * * stability program at * * * and * * * and a * * * accelerated stability study at * * * .

HHS0100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Table 1.     BCX4430 Drug Substance Stability Study Sampling Points

Test	Months
ID	0	1	3	6	9	12	18	24	48	60
A	X	X	X	X	X	X	X	X	X	X
B	X	X	X	X	X	X	X	X	X	X
C	X	X	X	X	X	X	X	X	X	X
D	X	X	X	X	X	X	X	X	X	X
E	X	X	X	X	X	X	X	X	X	X
F	X	X		X		X	X	X	X	X
G	X	X		X		X	X	X	X	X

NOTE: BARDA will only cover stability activities for * * *

Table 2.     BCX4430 Drug Substance Stability Tests

Test ID	Test
A	* * *
B	* * *
c	* * *
D	* * *
E	* * *
F	* * *
G	* * *

1.5.	Drug Product Development

The contractor shall conduct drug product process improvements that will be focused on validation of analytical methods, stress testing, stability studies, and process design space optimization for an IM formulation.

The contractor shall conduct formulation development activities and produce a sterile, parenteral formulation containing * * * of the active compound per unit in compliance with GMP guidance. Initial development efforts will be focused on delivering a * * * that tolerates terminal sterilization and provides an acceptable stability profile. Additionally, studies to include: * * * will be conducted to evaluate the feasibility of * * * .

1.5.1.	Stress Conditions Studies

The contractor shall conduct a series of experiments under conditions outlined in ICH guidance to evaluate the stability of the drug product made from available drug substance.

HHS0100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

1.5.2.	Design Space Studies

The contractor shall conduct studies to evaluate and define the design space of the formulation process.

1.5.3.	Analytical Method Validation

The contractor shall conduct analytical methods validation or qualification as listed in the Table 3 below.

Table 3.       BCX4430 Drug Product Methods that will be Validated or Qualified

Test	Method and Objective
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *

1.5.4.	Prepare Process Development Report for DP

The contractor shall prepare a process development report summarizing the experiments and results of the studies conducted to define the process and evaluate the formulation.

1.5.5.	Pre-formulation and Physicochemical Properties Studies

The contractor shall conduct studies to determine the physicochemical properties of the drug substance and identify potential formulations and primary packaging for an IM injection based on stability and ability to be produced on manufacturing lines.

1.5.6.	Feasibility Runs

The contractor shall conduct small-scale, non-GMP manufacturing runs of potential formulations and formats.

1.5.7.	Extractable/Leachable Study

The contractor shall conduct studies to determine drug product stability in primary packaging and of syringe types that will be used for delivery.

HHS0100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

1.5.8.	Excipient Compatibility Studies for IV Formulation from IM

The contractor shall conduct studies to evaluate the compatibility of the IM formulation added to various standard IV fluids.

1.6.	Manufacturing of Drug Product to Support Clinical Trials

The contractor shall produce * * * of * * * of drug product suitable for clinical trial use. The drug product will be produced from the * * * GMP BCX4430 DS Batches (WBS 1.4.1).

1.6.1.	Manufacture of Clinical Trial Material (DP Batch * * * )

The contractor shall produce approximately * * * , assuming * * * of BCX4430 is delivered from the DS Batch * * * of BCX4430, per GMP for use in clinical trials which will include active drug batches to support future clinical studies.

1.6.2.	Prepare a Campaign Summary Reports

The contractor shall prepare a campaign summary report of the manufacture and release of the CTM Batch.

1.6.3.	Drug Product Stability Studies - Active

The contractor shall place drug product on stability based on the following conditions:

Table 4.       BCX4430 Drug Product Stability Testing Conditions and sampling

Stability Conditions	Configuration	Test Points
* * *	* * *	* * *
* * *	* * *	* * *
* * *	* * *	* * *

NOTE: BARDA will only cover stability activities for * * *

Testing at each interval, unless otherwise specified below, will include:

•	* * *
•	* * *
•	* * *
•	* * *

HHS0100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

•	* * *
•	* * *
•	* * *
•	* * *

1.6.4.	Comparability Study

The contractor shall conduct comparability studies evaluating drug substance produced by * * * , and the subsequently produced drug product, will be conduct per FDA Guidance. These studies will evaluate: in-process checks, impurity profiles, release testing results, and stability profiles at standard and accelerated conditions to ensure the material produced by both manufacturers is substantially comparable.

1.7.	Manufacture of Additional Supply

The contractor shall produce approximately * * * of BCX4430 utilizing the * * * process for BCX4430 from the * * * facility. The contractor shall also produce * * * of * * * of non-GMP BCX4430 and * * * of GMP BCX4430 using the * * * . The contractor shall produce approximately * * * of drug product at * * * suitable for clinical trial use.

1.7.1.	Manufacturing of approximately * * * GMP BCX4430

The contractor shall produce approximately * * * of GMP BCX4430 (DS Batch * * * ) from * * * following the * * *

1.7.2.	Prepare a Campaign Summary Report

The contractor shall prepare a campaign summary report of the manufacture and release of DS following completion of * * * manufacture.

1.7.3.	* * * Drug Substance Analytical Method Development and Validation

* * * will develop analytical methods suited for the process followed by validation conducted under protocol. Methods will be validated using standard criteria: * * * . Method qualification will be conducted prior to validation.

1.7.4.	Manufacturing of approximately * * * of Non-GMP BCX4430 – * * *

Following the receipt of sufficient quantities of starting materials and reagents, * * * will qualify the selected process at * * * scale using the * * * DS process. The Analytical department will support production during the duration of the qualification run. Following completion of manufacturing the vendor will draft and issue a process qualification report.

HHS0100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

1.7.5.	Manufacturing of approximately * * * of GMP BCX4430 – * * *

Following the receipt of sufficient quantities of starting materials and reagents, * * * will manufacture * * * of GMP BCX4430 following the * * * . Following completion of manufacturing, material testing, and release the vendor will draft and issue a campaign Summary Report

1.7.6.	Manufacturing of approximately * * *

The contractor shall produce approximately * * * of GMP BCX4430 drug product using * * * GMP drug substance (WBS 1.7.1)

1.7.5.	Prepare a Campaign Summary Report

The contractor shall prepare a campaign summary report of the manufacture and release of CTM Batches.

1.7.6.	Stability Studies for DP

The contractor shall conduct product stabilities for the DP manufactured from the batches of GMP BCX4430 drug substance.

NOTE: BARDA will only cover stability activities for * * *

1.7.7.	Comparability Studies

The contractor shall conduct comparability studies evaluating drug substance produced by * * * using both processes, and the subsequently produced drug product, will be conduct per FDA Guidance. These studies will evaluate: in-process checks, impurity profiles, release testing results, and stability profiles at standard and accelerated conditions to ensure the material produced by both manufacturing processes are substantially comparable.

1.8.	Drug Product * * * Formulation Development

* * * has been identified as a potential product presentation that will provide a stable formulation suitable for IV administration at potentially higher doses than are feasible by * * * .. A * * * process will be developed that can be scaled to the manufacturing facility.

1.8.1.	Analytical Method Development

Confirmation that the * * * is suitable for a * * * product and qualification of a * * * .

1.8.2.	Pre-formulation Studies

Evaluate the current IM formulation and bulking agents to produce a prototype * * * product.

HHS0100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

1.8.3.	* * * Cycle Development

Evaluate * * * process cycles capable of producing the final product to specifications utilizing a design of experiments of known critical process parameters. The critical parameters will be confirmed and ranges established in subsequent small-scale runs.

1.8.4.	Stability Study

Evaluate the stability of the product produced during cycle development. Two fill volumes will be placed on accelerated and real-time studies. * * * will be run for * * * with * * * and * * * run for * * * .

1.8.5.	Terminal Sterilization

Product produced during cycle development will be subjected to terminal sterilization by gamma irradiation. The irradiated product will be tested for changes in chemical and physical characteristics.

1.8.6.	Pre-manufacturing Studies

A material comparability study examining processing and packaging components will be performed. Additionally, a microbial retention filter validation study will be performed using the * * * , identified during cycle development.

OPTION 1: COMMERCIAL SCALE UP AND NDA REGISTRATION BATCHES

Duration: * * *

Go/No Go Criteria to Initiate: WBS 1.2.2 BARDA approval of process developed Through optimization of manufacturing processes, BARDA will evaluate and determine what process should be sufficient to initiate commercial scale up activities in this Option. This Option will add value to the project through conducting manufacturing regulatory activities that will be needed for future product approval with the FDA.

Decision Criteria:

•	* * *

•	* * *

The objective is to produce DS registration batches from the qualified process, * * * . This will be determined upon the conclusion of the DS development effort being undertaken by BioCryst and funded by NIAID that is scheduled to conclude in December 2015. Additionally, during this stage, the DP manufacturing process would be finalized for the commercial presentation and registration batches produced.

HHS0100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

2.1.	Procurement

The contractor shall procure the * * * and * * * starting materials needed to produce BCX4430.

2.1.1.	Procurement of * * *

The contractor shall qualify a vendor(s) to produce the * * * starting material and procure enough material to support the manufacture of * * * batches of BCX4430 drug substance.

2.1.2.	Procurement of * * *

The contractor shall qualify a vendor(s) to produce the * * * starting material and procure enough material to support the manufacture of * * * batches of BCX4430 drug substance.

2.2.	Drug Substance Process Scale-up

The contractor shall conduct process development work targeting a * * * that can be scaled to plant equipment. This work will include: development of a * * * through lab scale studies, process hazard evaluation including RC-1 and digital scanning calorimetry, lab scale qualification runs, pilot plant scale-up technical batches, necessary modifications to analytical methods based on the * * * , and plant-scale registration runs.

2.2.1	Further Process Improvements of Final Route

The contractor shall conduct further process improvements that may be identified focused on improving the * * * to be scaled up. The * * * will be based on * * * ..

2.2.2	Process Hazard Evaluation

The contractor shall conduct process hazard evaluation studies needed for the scale-up of the optimized process into the plant.

2.2.3	Scale-up Technical Run

The contractor shall conduct a nonGMP manufacturing run at plant-scale to ensure the safety and output of the optimized process.

2.2.4	Analytical Method Development and Qualification

The contractor shall modify, add to, revalidate, or requalify the analytical methods.

2.2.5	Prepare Process Development Report

The contractor shall prepare a process development report describing the experiments and results leading to the selection of the optimized manufacturing process

HHS0100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

2.3	Manufacture of GMP Drug Substance Registration Batches

The contractor shall produce * * * GMP batches of BCX4430 following the * * * at a scale comparable to the estimated commercial scale.

2.3.1	Manufacture of DS Batch (DS Registration Batch * * * )

The contractor shall manufacture a batch of GMP BCX4430 at plant scale.

2.3.2	Manufacture of DS Batch (DS Registration Batch * * * )

The contractor shall manufacture a batch of GMP BCX4430 at plant scale.

2.3.3	Manufacture of DS Batch (DS Registration Batch * * * )

The contractor shall manufacture a batch of GMP BCX4430 at plant scale.

2.3.4	Prepare Campaign Summary Report

The contractor shall prepare a report summarizing the conduct, observations, and results of the manufacturing of DS Registration Batches * * * .

2.4	Drug Product Registration Batches

The contractor shall produce * * * drug product lots at a qualified CMO that will be used as the NDA registration batches.

2.4.1	Manufacture of DP Registration (DP Registration Batch * * * )

The contractor shall manufacture a NDA registration batch of GMP BCX4430 drug product at a representative fraction of the estimated commercial scale.

2.4.2	Manufacture of DP Registration (DP Registration Batch * * * )

The contractor shall manufacture a NDA registration batch of GMP BCX4430 drug product at a representative fraction of the estimated commercial scale.

2.4.3	Manufacture of DP Registration (DP Registration Batch * * * )

The contractor shall manufacture a NDA registration batch of GMP BCX4430 drug product at a representative fraction of the estimated commercial scale.

2.4.4	Prepare campaign summary report

The contractor shall prepare a report summarizing the conduct, observations, and results of the manufacturing of DPR Batches * * * .

2.5	Stability studies for DS and DP

The contractor shall conduct drug substance and drug product stabilities as described in Table 4.

NOTE: BARDA will only cover stability activities for * * *

HHS0100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

2.6	Comparability study

The contractor shall conduct comparability studies evaluating drug substance produced for clinical trials in the base period versus the NDA registration batches manufactured via * * * , and the subsequently produced drug product, will be conduct per FDA Guidance. These studies will evaluate: in-process checks, impurity profiles, release testing results, and stability profiles at standard and accelerated conditions to ensure the material produced by both processes is substantially comparable.

OPTION 2: NONCLINICAL NDA-ENABLING TOXICOLOGY

Duration: * * *

Go/No Go Criteria to Initiate: Availability of GMP BCX4430 * * * DS batch manufactured under NIAID contract HHS0100201500007

Through completion of manufacturing of Drug substance there will be material to conduct further regulatory activities such as the non-clinical NDA-enabling toxicology studies in this option. This Option will add value to the project through conducting additional non-clinical activities that will support a potential future NDA.

Decision Criterion:

•	* * *
•	* * *

The contractor shall perform nonclinical GLP studies of BCX4430 to characterize * * * .

3.1.	GLP * * * Toxicology

The contractor shall for each toxicology study develop the protocol, select and qualify the vendor, conduct in life and recovery phases and analyze study data resulting in a final study report. Studies include:

3.1.1.	Conduct GLP * * * toxicology study- * * *

3.1.2.	Conduct GLP * * * general toxicology study- * * *

3.2.	* * * toxicology

The contractor shall for each * * * study segment develop the protocol, select and qualify the vendor, conduct in life and recovery phases and analyze study data resulting in a final study report.

Studies include:

HHS0100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

3.2.1.	Conduct * * * assessment in * * *

3.2.2.	Conduct * * * Dose Range Finding Studies in the * * *

3.2.3.	Conduct Definitive * * * toxicology in the * * *

3.2.4.	Conduct * * * toxicology * * *

3.3.	Nonclinical ADME

The contractor shall procure radiolabeled BCX4430. In addition, for each ADME study, the contractor shall develop the protocol, select and qualify the vendor, conduct the study and analyze study data resulting in a final study report. Studies include:

3.3.1.	Conduct Radiolabeled ADME study- * * *

3.3.2.	Conduct Radiolabeled ADME- * * *

A listing of the proposed studies for the nonclinical NDA-enabling toxicology studies is provided in Table 5.

Table 5.       Nonclinical NDA-enabling Toxicology Studies

Description	Objectives	Species
GLP * * * general toxicology	* * *	* * *
GLP * * * general toxicology	* * *	* * *
* * * assessment	* * *	* * *

HHS0100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Description	Objectives	Species
* * * Dose Range Finding	* * *	* * *
* * * Dose Range Finding	* * *	* * *
Definitive * * * toxicology	* * *	* * *
Definitive * * * toxicology	* * *	* * *
* * * toxicology	* * *	* * *
Radiolabeled ADME	Determine the absorption, distribution, metabolism and excretion of the test article following IM dosing	* * *
Radiolabeled ADME	Determine the absorption, metabolism and excretion of the test article following IM dosing	* * *

OPTION 3: IN VITRO EXPERIMENTS- IV

Duration: * * *

Go/No Go to Initiate: Selection of a preliminary IV formulation (LRI) based on initial studies

Through completion of earlier studies, an appropriate IV formulation to continue with toxicology studies of the IV formulation under this Option will be determined. This Option will add value to determine if there is any identified toxicology in in vitro assays before moving to animal studies in Option 4.

HHS0100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Decision Criterion:

•	* * *

4.1.	* * * - IV

The contractor shall develop the protocol, select and qualify the vendor, conduct the experiments and analyze the data resulting in a study report.

4.2.	Conduct * * * Test -IV

The contractor shall develop the protocol, select and qualify the vendor, conduct the experiment and analyze the data resulting in a study report.

A listing of the proposed experiments for the in vitro experiments to be conducted in advance of the nonclinical NDA-enabling toxicology studies for the IV formulation is provided in Table 6.

Table 6. Invitro Experiments – IV

Description	Objective(s)	Species
* * *	* * *	* * *
* * *	* * *	* * *

4.3	Study Report on all in vitro assays

The contractor shall submit a summarized study report with data and conclusions from all in vitro experiments conducted in Table 6 to determine whether there is any toxicology before advancing into non-clinical NDA enabling toxicology studies (Option 5).

OPTION 4: NONCLINICAL NDA-ENABLING TOXICOLOGY

Duration: * * *

Go/No Go Criteria to Initiate: WBS 4.3 Study Report on all in vitro assays

Through completion of the IV in vitro toxicology studies with the IV formulation conducted in Option 3 and summarized in WBS 4.3, it will be determined if the IV formulation is safe to move into non-clinical toxicology animal studies in this Option. This Option will add value to the project through conducting additional non-clinical activities that will support a potential future NDA.

HHS0100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Decision Criterion:

•	* * *

•	* * *

5.1.	GLP * * * Toxicology

The contractor shall for each toxicology study develop the protocol, select and qualify the vendor, conduct in life and recovery phases and analyze study data resulting in a final study report. Studies include:

5.1.1.	Conduct GLP * * * general toxicology study- * * *

5.1.2.	Conduct GLP * * * toxicology study - * * *

5.2.	* * * toxicology

The contractor shall for each * * * study segment develop the protocol, select and qualify the vendor, conduct in life and recovery phases and analyze study data resulting in a final study report. Studies include:

5.2.1.	Conduct * * * assessment in * * *

5.2.2.	Conduct * * * Dose Range Finding Studies in the * * *

5.2.3.	Conduct Definitive * * * toxicology in the * * *

5.2.4.	Conduct * * * toxicology * * *

A listing of the proposed studies for the nonclinical NDA-enabling toxicology studies for the IV formulation is provided in Table 8.

Table 8:      Nonclinical NDA-enabling Toxicology Studies

Description	Objectives	Species
GLP * * * general toxicology	* * *	* * *

HHS0100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Description	Objectives	Species
GLP * * * general toxicology	* * *	* * *
* * * assessment	* * *	* * *
* * * Dose Range Finding	* * *	* * *
* * * Dose Range Finding	* * *	* * *
Definitive * * * toxicology	* * *	* * *
Definitive * * * toxicology	* * *	* * *
* * * toxicology	* * *	* * *

HHS0100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

6    PROGRAM MANAGEMENT

The contractor shall provide all expertise needed for the implementation of the activities to be performed under this contract, including: research, manufacturing, regulatory, clinical, statistical analyses, management and administrative activities.

6.1.	Technical and Project Management Support

The contractor shall appoint a Principal Investigator (PI) who will be responsible for all aspects of project performance and communication with BARDA.

The contractor shall provide project management that will ensure day-to-day monitoring and tracking of progress and timelines, the coordination of project activities and costs incurred.

The contractor shall provide all managerial and administrative functions necessary for overall planning, monitoring, and implementing activities for the completion of the strategic product development plan.

The contractor shall provide for all necessary legal affairs required to ensure the timely acquisition of all proprietary rights, including intellectual property rights and all materials needed to perform the project, as well as reporting to the Government all inventions made in the performance of the project.

6.2.	Subcontractor Management

The contractor shall provide for tracking, coordination and oversight of subcontractor efforts and manage communications with subcontractors.

6.3.	Risk Management

The contractor shall identify project risks, develop risk management strategies and implement mitigation actions.

6.4.	Earned Value Management (EVM)

The contractor shall provide EVM information.

6.5.	Project Communications

The contractor shall provide for project communications including communications with BARDA and external experts.

The contractor shall provide planning and steps required for the conduct of contract review meetings.

HHS0100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

7    REGULATORY

The contractor shall ensure adherence to FDA regulations and guidance, including requirements for the conduct of animal studies and assays under GLP, the manufacturing of the therapeutic product under GMP, and the conduct of clinical trials under GCP standards.

7.1.	Regulatory Authority Interactions

The contractor shall prepare and submit documentation and correspondence to regulatory authorities as required. The contractor shall request and conduct meetings with regulatory authorities to ensure the development program is conducted in accordance with regulatory guidelines and expectations.

7.2.	Quality Assurance

The contractor shall maintain quality assurance documentation. The contractor shall arrange for audits of subcontractor facilities to ensure all planned procedures comply with the FDA regulations and guidance that are required to meet GLP, GMP and GCP standards. In addition, the contractor shall ensure that all contractor and/or subcontractor records and staff are available for site visits or audits.

7.3.	Expert Collaborations

The contractor shall collaborate with experts in the field in the design of experiments and studies that support the advancement of the development program.

HHS0100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

MILESTONE AND DELIVERABLES CHART

BioCryst Pharmaceuticals Contract HHS0100201500007C

WBS	Milestone	Deliverable	Success Criteria	Timing	Go/No-go for initiation
CLIN 0001 – MANUFACTURE OF CLINICAL TRIAL MATERIAL
1.2.1	Process Improvements Report	Report on Process Development	Process Developed	* * *
1.2.2	Determination of sufficient Process for Commercial Scale up	Evaluation Report	BARDA approval of developed process	* * *	N/A
1.3.1	Manufacture of * * * (Batch * * * )	* * *	Acceptable quality and yield	* * *	N/A
1.3.2	Manufacture of * * * (Batch * * * )	* * *	Acceptable quality and yield	* * *	N/A
1.3.3	Manufacture of * * * (Batch * * * )	* * *	Acceptable quality and yield	* * *	N/A
1.4.1	Manufacture of GMP BCX4430 (DS Batch * * * )	BCX4430 DS CofA	Acceptable quality and yield	* * *	N/A
1.4.2	Manufacture of GMP BCX4430 (DS Batch * * * )	BCX4430 DS CofA	Acceptable quality and yield	* * *	N/A

1.4.3	Drug Substance Stability Study	Report on stability activities	Stability Data	* * *	N/A
1.5	Drug Product Development	DP Process Development Report (WBS 1.5.4)	Completion of studies	* * *	N/A
Pre-formulation and Physicochemical Report (WBS 1.5.5)
Extractable/Leachable Report (WBS 1.5.7)
1.5.8	Excipient Compatibility Report for IV Formulation	Compatibility Report	IV Formulation Completed	* * *	N/A
1.6.1	Manufacture GMP DP (DP Batch * * * )	BCX4430 DP, CofA	Acceptable quality and yield	* * *	Accepted GMP DS
1.6.2	Prepare a Campaign	Campaign Summary Report (DP Batch * * * )	Completion of DP Campaigns	* * *	N/A

HHSO100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

WBS	Milestone	Deliverable	Success Criteria	Timing	Go/No-go for initiation
Summary Report
1.6.3	Drug Product Stability Study - Active	Report of Stability Activities	Stability Data	* * *	N/A

1.6.4	Comparability Study	Comparability Protocol and Report	Completion of DS and DP Campaigns	* * *	N/A
1.7.1	Manufacture of GMP BCX4430 (DS Batch * * * )	BCX4430 DS, CofA	Acceptable DS process	* * *	N/A

1.7.2	Prepare a Campaign Summary Report	Campaign Summary Report (DS Batch * * * )	Completion of DS Campaign	* * *	N/A
1.7.3	* * * DS Analytical Method Development and Validation	Validation Report	Suitable assay method	* * *	N/A
1.7.4	* * * DS – Manufacture * * * of Non- GMP BCX4430	BCX4430 DS	Acceptable quality and yield	* * *	N/A
1.7.5	* * * DS – Manufacture * * * of GMP BCX4430	BCX4430 DS, CofA	Acceptable quality and yield	* * *	N/A
1.7.6	Manufacture GMP DP (* * * )	BCX4430 DP CofA	Acceptable Quality and yield	* * *	Accepted GMP DS
1.7.7	Prepare a Campaign Summary Report	Campaign Summary Report (CTM Batch * * * )	Completion of DS Campaign	* * *	N/A
1.7.8	Drug Product Stability study	Report on Stability Activities	Stability Data	* * *	Manufacture of 1.7.1 & 1.7.2 DS and 1.7.4 DP
1.7.9	Comparability Study	Comparability Protocol and Report	Comparable DS and DP profiles	* * *	N/A
1.8	Drug Product * * * formulation Development	* * * Process that can be scaled to a manufacturing facility	Suitable * * * /Finalized process	* * *	N/A
CLIN 0002 – COMMERCIAL SCALE UP AND NDA REGISTRATION BATCHES Go/No Go Criteria to Initiate: WBS 1.2.2 BARDA approval of process developed
2.2	Drug Substance Process Scale-	Process Development Report (WBS 2.2.4)	Selection of the optimized	* * *	* * *

HHSO100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

WBS	Milestone	Deliverable	Success Criteria	Timing	Go/No-go for initiation
	Up		manufacturing process		* * *
2.3.1	Manufacture BCX4430 (DS Registration Batch * * * )	BCX4430 Registration DS, CofA	Acceptable quality and yield	* * *	* * *
2.3.2	Manufacture BCX4430 (DS Registration Batch * * * )	BCX4430 Registration DS, CofA	Acceptable quality and yield	* * *	* * *
2.3.3	Manufacture BCX4430 (DS Registration Batch * * * )	BCX4430 Registration DS, CofA	Acceptable quality and yield	* * *	* * *
2.3.4	Prepare a Campaign Summary Report	Campaign Summary Report (DS Batches * * * )	Completion of DS Campaign	* * *	N/A
2.4.1	Manufacture BCX4430 DP (DP Registration Batch * * * )	BCX4430 DP CofA	Acceptable quality and yield	* * *	Accepted GMP DS
2.4.2	Manufacture BCX4430 DP (DP Registration Batch * * * )	BCX4430 DP CofA	Acceptable quality and yield	* * *	Accepted GMP DS
2.4.3	Manufacture BCX4430 DP (DP Registration Batch * * * )	BCX4430 DP CofA	Acceptable quality and yield	* * *	Accepted GMP DS
2.4.4	Prepare a Campaign Summary Report	Campaign Summary Report (CTM Registration Batches * * * )	Completion of DS Campaign	* * *	N/A
2.5	Drug Substance and Drug Product Stability Study	Report on stability activities	Stability Data	* * *	N/A
2.6	Comparability Study	Comparability Protocol and Report	Comparable DS and DP profiles	* * *	Accepted GMP DS
CLIN 003 – NONCLINICAL NDA-ENABLING TOXICOLOGY Go/No-go Criteria to Initiate: Availability of * * * of GMP batch of DS manufactured under NIAID contract HHSO100201500007C
3.1.1	Complete GLP * * * Tox Study - * * *	Study Report	Establish NOAEL	* * *	Drug Substance confirming to release criteria
3.1.2	Complete GLP * * * Tox Study - * * *	Study Report	Establish NOAEL	* * *	Drug Substance confirming to release

HHSO100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

WBS	Milestone	Deliverable	Success Criteria	Timing	Go/No-go for initiation
criteria
3.2.1	Conduct * * * Assessment in * * *	Study Report	No significant findings	* * *	N/A
3.2.2	Conduct * * * Dose Range Finding Studies in * * *	Study Report	No significant findings	* * *	N/A
3.2.3	Conduct Definitive * * * Development Studies in * * *	Study Report	No significant findings	* * *	N/A
3.2.4	Conduct * * * Toxicology * * *	Study Report	No significant findings	* * *	N/A
3.3.1	Conduct Radiolabeled ADME study - * * *	Study Report	Characterize drug disposition	* * *	Acceptable Radiolabel Material
3.3.2	Conduct Radiolabeled ADME study – * * *	Study Report	Characterize drug disposition	* * *	Acceptable Radiolabel Material

CLIN 0004 – IN VITRO EXPERIMENTS – IV

Go/No Go to Initiate: Selection of an appropriate preliminary IV formulation

4.1	Conduct * * * Test - IV	Study Report	No effect on * * * ex-vivo	* * *	IV formulation WBS 1.5.8
4.2	Conduct * * * Test IV	Study Report	No effect on mitotic apparatus	* * *	N/A
4.3	In Vitro IV experiments	Study report on all In Vitro assays with recommendation to proceed to CLIN005	No toxicology in vitro	* * *

CLIN 0005 NONCLINICAL NDA-ENABLING TOXICOLOGY

Go/No-Go to Initiate: WBS 4.3 Completion of * * * IV toxicology studies

5.1.1	Complete GLP * * * Tox	Study Report	Establish NOAEL	* * *	Drug Substance

HHSO100201500007C
November 3, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

WBS	Milestone	Deliverable	Success Criteria	Timing	Go/No-go for initiation
	Study - * * *				Confirming to release criteria
5.1.2	Complete GLP * * * Tox Study - * * *	Study Report	Establish NOAEL	* * *	Drug Substance Confirming to release criteria
5.2.1	Conduct * * * Assessment in * * *	Study Report	No significant findings	* * *	N/A
5.2.2	Conduct * * * Dose Range Finding Studies in * * *	Study Report	No significant findings	* * *	N/A
5.2.3	Conduct Definitive * * * Studies in * * *	Study Report	No significant findings	* * *	N/A
5.2.4	Conduct * * * Toxicology * * *	Study Report	No significant findings	* * *	N/A

*Timing will depend on approval of additional CLIN1 funds/IPR approval to

Page 5 of 5
HHSO100201500007C
November 3, 2017